NOTES RECEIVABLE, NET	12 Months Ended
Mar. 31, 2023
Receivables [Abstract]
NOTES RECEIVABLE, NET

NOTE 6 – NOTES RECEIVABLE, NET

In January 2021, the Company, through a wholly owned subsidiary, and 1044Pro, LLC (“1044Pro”) entered into a Funding Agreement pursuant to which the Company agreed to provide 1044Pro loans under a $250,000 revolving credit line. In December 2021, the parties to the Funding Agreement entered into a modification to the Funding Agreement pursuant to which the parties agreed to increase the amount of the revolving credit line to $310,000. Borrowings under the credit line, as amended, are payable in monthly installments in amounts determined in relation to the amount of each cash advance. In connection with the Funding Agreement, the Company acquired a 10% equity interest in 1044Pro and a security interest in 1044Pro’s cash receipts and in substantially all 104Pro’s assets.

On January 26, 2022, the parties to the Funding Agreement discussed in the preceding paragraph entered into a new Loan Agreement (“Revolving Promissory Note”) pursuant to which the Company agreed to loan to 1044Pro up to an additional $250,000, of which $125,000 was funded immediately. Borrowings under the Revolving Credit Note bear interest at 10%, are payable in full on or before July 26, 2023, and are secured by a security interest in substantially all 1044Pro’s assets and a security interest in 50% of 1044Pro’s members’ interest. Borrowings under the Loan Agreement are further secured by a personal guaranty executed by a member of 1044Pro.

On August 29, 2022, the Company and 1044Pro entered into an agreement to modify the Revolving Promissory Note dated January 26, 2022. In accordance with the amendment, the Company agreed to lend $125,000 to 1044 for a 20% membership interest in 1044Pro. The loan is secured by the assets of 1044Pro as well as by a personal guaranty executed by a member of 1044Pro.

On January 14, 2022, the Company and MojiLife, LLC (“MojiLife”), an unconsolidated subsidiary of the Company, entered into a loan agreement pursuant to which the Company agreed to provide to MojiLife a loan in the amount of $150,000. Borrowings are payable in equal monthly installment of $8,333 and are due in full on July 14, 2023.

On a quarterly basis, the Company evaluates the collectability of its notes receivable and reviews current economic trends and its historical collection data to determine the adequacy of its allowance for impairment losses based on its historical collection data and other relevant information. An estimate for impairment losses is recognized when collection of the full amount is no longer probable. Note receivable balances are written off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

Notes receivable consist of the following:

	As of March 31,
	2023	2022
1044Pro	$666,875	$436,520
MojiLife	233,237	150,000
Other	15,000	15,000
Subtotal	915,112	601,520
Allowance for impairment losses	(915,112)	(601,520)
	$-	$-

The following table reflects the activity in the allowance for impairment losses for the periods presented:

	Fiscal Year Ended March 31,
	2023	2022
Balance at beginning of fiscal year	$601,520	$114,599
Provision for estimated impairment losses	313,592	491,921
Write-offs and recoveries	-	(5,000)
Balance at end of fiscal year	$915,112	$601,520